UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2021

BLOW & DRIVE INTERLOCK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-55053	46-3590850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

805, 8th Floor, Menara Mutiara Majestic,

Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia

(Address of principal executive offices) (zip code)

+603 7783 1636

(Registrant’s telephone number, including area code)

1427 S. Robertson Blvd.

Los Angeles, CA 90035

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5	Corporate Governance and Maintenance

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 29th, 2021, Ganesh Karuppiaya resigned as a Chief Technology Officer of Blow & Drive Interlock Corp. (the “Company”). Mr. Ganesh's resignation from the officer of the Company did not result from any disagreement with the Companies. The Company has appointed Mr. Daniel Pacheco appointed as Chief Technology Officer in the interim.

Mr. Pacheco’s career in Software Development began in 2014. As a Software Engineer, he was involved in all stages of the software development life cycle to design and implement customer management solutions. In 2017, he joined Xendity, a fintech start-up and e-KYC solution provider as a software engineer. He helped build the core functionality of the fraud-detection system using machine learning models and algorithms. He continuously improved Xendity’s fraud-detection system, while establishing an Artificial Intelligence Department. Mr. Pacheco has overseen the growth of Xendity, which was acquired in 2021 by a renown Malaysian publicly listed company, Green Packet Sdn. Bhd.

He graduated with First-class Honors in Computer Science from Birmingham City University, England in 2017, has participated in over 30 programming contests and won various awards from across Europe.

The Company believes that Mr. Pacheco’s experience in software development and IT project management will be of benefit to the Company.

On July 29, 2021, Ganesha Karuppiaya was appointed to the Board of Directors. Mr. Karuppiaya is not subject to any material plan, contract or arrangement (whether or not written) to which the director is a party or in which he participates that is entered into or material amendment in connection with the triggering event or any grant or award to any such covered person or modification thereto, under any such plan, contract or arrangement in connection with any such event.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOW & DRIVE INTERLOCK CORPORATION

Date: August 2, 2021	By:	/s/ Ding Jung, LONG
Chief Executive Officer

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